Pilgrim America Prime Rate Trust

                      Supplement dated September 10, 1998 to
                         Prospectus dated June 19, 1998


Change in Investment Management Fee

Effective August 6, 1998, pursuant to an Amendment to the Investment Management Agreement between Pilgrim America Prime Rate Trust (the "Trust") and Pilgrim America Investments, Inc. ("PAII"), the investment management fee paid by the Trust to PAII is equal to an annual rate of 0.80% of the Trust's average daily net assets, plus the proceeds of any outstanding borrowings. PAII will reduce its management fee until November 12, 1999 to 0.60% on that portion of the Trust's average daily net assets, plus the proceeds of any outstanding borrowings, in excess of $1.15 billion. This replaces the investment management fee for the Trust as described on page 21 of the Prospectus. The Trust Expense information on pages 4-5 the prospectus is also revised to reflect this fee as follows:

                                 TRUST EXPENSES

The following table is intended to assist the Trust's shareholders (the "Shareholders") in understanding the various costs and expenses associated with investing in the Trust. (1)


                                                                  Net Assets          Net Assets
                                                                     Plus              Without
                                                                Borrowings(2)       Borrowings(3)

 Shareholder Transaction Expenses
     Commissions and Front-End Fees
        (as a percentage of Offering price) (4) ........           3.00%               3.00%
     Shareholder Investment Program
     Fees ..............................................            NONE                NONE
 Annual Expenses (as a percentage of net assets
      attributable to Common Shares)
      Management and Administrative Fees (5) ...........           1.29%               0.94%
      Other Operating Expenses(6) ......................           0.25%               0.22%
 Total Annual Expenses before Interest .................           1.54%               1.16%
 Interest Expense on Borrowed Funds ....................           3.07%               0.00%
 Total Annual Expenses..................................           4.61%               1.16%

(1) The calculations in the fee table above are based on the Trust's expenses as a percentage of net assets. Certain expenses of the Trust, such as management and administrative fees, are calculated on the basis of net assets plus borrowings. If the Trust's expenses are calculated on the basis of net assets plus borrowings (including borrowings equal to 33 1/3% of net assets plus borrowings), the annual expenses in the fee table would read as follows:

          Annual Expenses (as a percentage of net assets
               plus borrowings attributable to Shares)
               Management and Administrative Fees..........................0.86%
               Other Operating Expenses....................................0.16%
          Total Annual Expenses before Interest Expense....................1.02%
          Interest Expense on Borrowed Funds...............................2.05%
          Total Annual Expenses............................................3.07%

     Borrowing   may  be  made  for  the   purpose   of   acquiring   additional
     income-producing investments when the Investment Manager believes that such use of borrowed proceeds will enhance the Trust's yield.

(2) Expenses are calculated based upon the Trust's net assets plus outstanding borrowings (at 33 1/3% of net assets plus borrowings) and are shown as a percentage of net assets.

(3) Expense ratios are calculated based upon net assets of the Trust and assume that no borrowings have been made.

(4) The compensation to the Sales Agent with respect to the Shares will be at a fixed commission rate of 3% of the gross sales price per Share of the Shares sold with respect to the first 4,000,000 Shares sold and 2.25% of the gross sales price per share of the Shares sold thereafter. Following the sale of 4,000,000 Shares pursuant to the Offering, the Trust will pay Pilgrim America Securities, Inc. a fee of up to 0.75% of the gross sales price per share of the Shares sold for providing administrative assistance to the Trust in connection with the Offering.

(5) Pursuant to an investment management agreement with the Trust, PAII is entitled to receive a fee of 0.80% of the average daily net assets of the Trust, plus the proceeds of any outstanding borrowings. PAII has agreed to reduce its management fee until November 12, 1999 to 0.60% on that portion of the Trust's average daily net assets, plus the proceeds of any outstanding borrowings, in excess of $1.15 billion. See "Investment Management and Other Services -- Investment Manager." Pursuant to its Administration Agreement with the Trust, Pilgrim America Group, Inc. ("PAGI" or the "Administrator"), the Trust's Administrator, is entitled to receive a fee of 0.15% of the Trust's average daily net assets, plus the proceeds of any outstanding borrowings, up to $800 million; and 0.10% of the average daily net assets, plus the proceeds of any outstanding borrowings, in excess of $800 million. See "Investment Management and Other Services - The Administrator."

(6) "Other Operating Expenses" are based on estimated amounts for the current fiscal year.


                      Example                           1 year          3 years         5 years         10 years

You would pay the following expenses on a $1,000
investment, assuming a 5% annual return and where         $75            $165            $256            $486
the Trust has borrowed  . . . . .

You would pay the following expenses on a $1,000
investment, assuming a 5% annual return and where         $41             $66             $92            $167
the Trust has not borrowed  . .


         These hypothetical examples assume that all dividends and other distributions are reinvested at NAV and that the percentage amounts listed under Annual Expenses above remain the same in the years shown. The above tables and the assumption in the hypothetical example of a 5% annual return are required by regulation of the Commission applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Trust's Shares. For more complete descriptions of certain of the Trust's costs and expenses, see "Investment Management and Other Services."

         The foregoing examples should not be considered a representation of past or future expenses, and actual expenses may be greater or less than those shown.


Policies Subject to Shareholder Approval

The section captioned "Policies Subject to Shareholder Approval" is deleted from the Prospectus.

Policy on Borrowing

The section captioned "Policy on Borrowing" on page 10 of the Prospectus is revised to read as follows:

Beginning in May of 1996, the Trust began a policy of borrowing for investment purposes. The Trust seeks to use proceeds from borrowing to acquire income-producing investments which, by their terms, pay interest at a rate higher than the rate the Trust pays on borrowings. Accordingly, borrowing has the potential to increase the Trust's total income. The Trust currently is a party to credit facilities with financial institutions that permit the Trust to borrow up to $700,000,000. Interest is payable on the credit facilities by the Trust at a variable rate that is tied to LIBOR, the federal funds rate, or a commercial paper based rate, plus a facility fee on unused commitments. As of August 31, 1998, the Trust had outstanding borrowings of $509,000,000. The lenders under the credit facilities have a security interest in all assets of the Trust. The lenders have the right to liquidate Trust assets in the event of default by the Trust, and the Trust may be inhibited from paying dividends in the event of a material adverse event or condition respecting the Trust or Investment Manager until outstanding debts are paid or until the event or condition is cured. The Trust is permitted to borrow up to 33 1/3%, or such other percentage permitted by law, of its total assets (including the amount borrowed) less all liabilities other than borrowings. See "Risk Factors and Special Considerations - Borrowing and Leverage."


Secondary Market for Senior Loans

The first paragraph of the subsection captioned "Limited Secondary Market for Senior Loans" on page 21 of the Prospectus is revised to read as follows:

Limited Secondary Market for Senior Loans. Although it is growing, the secondary market for Senior Loans is currently limited. There is no organized exchange or board of trade on which Senior Loans may be traded; instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank market. Accordingly, some or many of the Senior Loans in which the Trust invests will be relatively illiquid. In addition, Senior Loans in which the Trust invests generally require the consent of the borrower prior to sale or assignment. These consent requirements may delay or impede the Trust's ability to sell Senior Loans. The Trust may have difficulty disposing of illiquid assets if it needs cash to repay debt, to pay dividends, to pay expenses or to take advantage of new investment opportunities. Although the Trust has not conducted a tender offer since 1992, in the event that it determines to again conduct a tender offer, limitations of a secondary market may result in difficulty raising cash to purchase tendered Shares. These events may cause the Trust to sell securities at lower prices than it would otherwise consider to meet cash needs and may cause the Trust to maintain a greater portion of its assets in cash equivalents than it would otherwise, which could negatively impact performance. If the Trust purchases a relatively large Senior Loan to generate income, the limitations of the secondary market may inhibit the Trust from selling a portion of the Senior Loan and reducing its exposure to a borrower when the Investment Manager deems it advisable to do so.